Exhibit 99.1

May 15, 2008

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Ladies and Gentlemen,

We have read the statements included under Item 4.01 in the Form 8-K dated May 15, 2008, of Peoples Community Bancorp, Inc. (the “Company”) to be filed with the Securities and Exchange Commission and we agree with such statements therein as they relate to our firm. We have no basis to, and therefore, do not agree or disagree with the other statements made by the Company in the Form 8-K.

Sincerely,

/s/ BKD, LLP

Cincinnati, Ohio